UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 10, 2005
Date of Report (Date of earliest event reported):
HUMAN GENOME SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-022962	22-3178468

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
14200 Shady Grove Road,
Rockville, Maryland
20850-7464
(Address of principal executive offices) (ZIP Code)
(301) 309-8504
Registrant’s telephone number, including area code:
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On October 12, 2005, Human Genome Sciences, Inc. (the “Company”) announced that it has elected Robert C. Young, M.D., to serve on its Board of Directors, effective October 10, 2005. Dr. Young is the President of Fox Chase Cancer Center in Philadelphia, which the Company uses as one of its numerous sites for clinical testing of its product candidates. During 2004, the Company made payments to Fox Chase Cancer Center in the ordinary course of business of an aggregate of approximately $142,000.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(c)      Exhibits.
          99.1      Press Release dated October 12, 2005.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMAN GENOME SCIENCES, INC.

/s/ James H. Davis, Ph.D.

Name:	James H. Davis, Ph.D.
Title:	Executive Vice President, General Counsel
and Secretary
Date: October 14, 2005

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press Release dated October 12, 2005.